                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): MARCH 6, 2000


                            CORPAS INVESTMENTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


FLORIDA                                   000-30100               59-2890565
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
of incorporation)                       File Number)         Identification No.)


2931 3RD STREET
SANTA MONICA, CALIFORNIA                                            90405
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (310) 392-5640


Former Address: 2536 Countryside Boulevard, 2nd Floor, Clearwater, Florida 33763
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                            CORPAS INVESTMENTS, INC.

                                  MARCH 6, 2000

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On March 6, 2000, Planet Extreme, Ltd., a California limited liability Company ("Planet Extreme"), was acquired by the Registrant (the
"Acquisition"), pursuant to the terms of that certain Agreement of Purchase and Sale, dated February 29, 2000, among the Registrant (the "Purchase Agreement"). Planet Extreme was in the business of online distribution of extreme sports content. The acquisition of Planet Extreme provides the Registrant with an expanded breadth of service offerings. In connection with the Purchase Agreement, the Registrant issued an aggregate of 3,500,000 shares of its common stock, par value $.001 per share, in exchange for all of the assets of Planet Extreme. The Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference for all purposes.

         Through the acquisition of Planet Extreme and the implementation of its other current business strategies, the Registrant intends to become a provider of on-line content in the areas of extreme sports, as well as the areas of medical continuing education, medical practice services and a provider of e-commerce related to extreme sports, medical practice, holistic and anti aging medicine. The acquisition of Planet Extreme provides the Registrant with production of the Planet Extreme Championships, a thirteen episode broadcast series to air on the Fox Sports Network. The acquisition of Planet Extreme also provides the Registrant with an international on-line content distribution contract with Yoshimoto Kogyo Co. Ltd. of Japan, an internet service in Asia. Additionally the acquisition of Planet Extreme provides the Registrant with an alliance with the National Television Distribution Center and the SurfChannel.com. As of the date of this report, the Registrant has not generated any revenues. Additionally, the Registrant's business strategies are evolving and our business in the future may be substantially different than as currently described herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (a)      Financial Statements of Business Acquired.

                 In accordance with Item 7(a) of Form 8-K, the financial statements of the business acquired shall be provided not later than 60 days after the date on which this Current Report was filed.

        (b)      Pro Forma Financial Information.

                 In accordance with Item 7(b) of Form 8-K, the pro forma financial information required pursuant to Article 11 of Regulation S-X shall be provided not later than 60 days after the date on which this Current Report was filed.

        (c)      Exhibits.



EXHIBIT NO.                             DESCRIPTION
-----------                             -----------
2.1 Agreement of Purchase and Sale, dated February 29, 2000, between Corpas Investments, Inc. and Planet Exterme, Ltd.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 21, 2000


                                                 CORPAS INVESTMENTS, INC.


                                                 By: /s/ Lawrence R. Kuhnert
                                                     -----------------------
                                                     Lawrence R. Kuhnert
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                              DESCRIPTION
----------                               -----------
2.1 Agreement and Purchase and Sale, dated February 29, 2000, between Corpas Investments, Inc. and Planet Extreme, Ltd.